Exhibit 10.7

                           UNITED HERITAGE CORPORATION
                            SUBSCRIPTION APPLICATION


                         (FOR ACCREDITED INVESTORS ONLY)


Name of Subscriber.................................   __________________________________________

Name of Co-Subscriber, if any......................   __________________________________________

Address of Subscriber(1)...........................   __________________________________________

                                                      ------------------------------------------

Address of Co-Subscriber (if different)(1).........   __________________________________________

                                                      ------------------------------------------

Aggregate principal amount of the Note subscribed     $___________________
to purchase........................................

Check enclosed (or wire transfer) in the amount of.
                                                      $------------------


(1) Permanent legal residence and domicile (other than Post Office Box) if the Subscriber is an individual, or permanent principal legal executive offices and place of business (other than Post Office Box) if the Subscriber is an entity.


                            PERSONAL AND CONFIDENTIAL

      The undersigned ("Subscriber") hereby makes application to purchase from UNITED HERITAGE CORPORATION, a Utah corporation (the "Company"), a Convertible Promissory Note of the Company in the form of Exhibit A attached hereto (the "Subscribed Note"), in the aggregate principal amount set forth above, pursuant to a Note Purchase Agreement in the form of Exhibit B attached hereto (the "Agreement") and a warrant to purchase __________ shares of the Company's Common Stock pursuant to warrant (the "Warrant") in substantially the form attached hereto as Exhibit C. The shares of common stock of the Company into which the Subscribed Note is convertible and underlying the Warrant are hereinafter referred to collectively as the "Underlying Shares". The Subscriber understands and agrees that an investment in the Company is subject to certain risks, including, without limitation, the risks set forth in the Risk Factors attached hereto as Exhibit D (the "Risk Factors"). The Subscriber understands and agrees that this Subscription Application to purchase the Subscribed Note is binding and irrevocable on the Subscriber's part, and that acceptance by the Company shall be in its sole discretion and otherwise in accordance with the terms set forth in this Subscription Application, the Warrant and the Agreement (the Agreement, the Warrant, this Subscription Application and the Risk Factors are sometimes referred to collectively herein as the "Offering Materials").



                       [SUBSCRIBER QUESTIONNAIRE FOLLOWS]

1. CONFIDENTIAL SUBSCRIBER INFORMATION
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Name of Subscriber


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If Subscriber is an Entity Provide Name                        Year Formed                                 State of Formation


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Street Address                                                 City                                         Zip


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Subscriber SS# or EIN/TIN               Cell Phone Number                   Work Phone Number               Home Phone Number


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Subscriber's Age          Date of Birth                  Married (Y/N)/Divorced                             # of Dependants

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Name and Address of Subscriber's Current Employer


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Type of Business of Subscriber                       Position/Title                                         Number of Years


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College/Degree                              Graduate School/Degree                                          Professional Licenses


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List Previous Investment Experience                                                                         Number of Years

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List Previous Private Placement Investments                                                                 Total Invested

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List any Securities Currently Owned                                                                         Total Value

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How does Subscriber Know the Company?

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Name of Primary Financial Institution                         Address                                       Phone Number

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Name in which Subscribed Note will be Held.  (check one below)

|_| Individually |_| A married man(woman) as his(her) separate property |_| Community property

|_| JTWROS |_| Tenants in common |_| Other (Describe):  ___________________________________________________________________________


-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Principal Amount of Subscribed Note                                              Amount Invested ($)

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Subscriber's  Signature                                                                                                   Date

2 SUBSCRIBER'S ACCREDITED STATUS

      (a) ACCREDITED INVESTOR (REGULATION D). The Subscriber is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as follows:
[Please initial one or more of the following provisions describing the Subscriber's accredited status as may be applicable.]

      (b) INDIVIDUALS. (CHECK ALL THAT APPLY)

      |_| The Subscriber's individual net worth* or combined net worth* with his or her spouse exceeds $1,000,000;

      |_| The Subscriber's individual income,** exclusive of any income attributable to his or her spouse, was in excess of $200,000 for the two most recent calendar years preceding the calendar year of this Subscription Application, and the Subscriber reasonably expects an income,** exclusive of any income attributable to his or her spouse, in excess of $200,000 in the current calendar year; and/or (3) the Subscriber's combined income** with his or her spouse was in excess of $300,000 for the two most recent calendar years preceding the calendar year of this Subscription Application and the Subscriber and his or her spouse reasonably expect a combined income** in excess of $300,000 in the current calendar year.

      * For purposes of this Subparagraph, the term "net worth" means the excess of total value (including principal residence, home furnishings and automobiles at fair market value) over total liabilities. In computing net worth, the fair market value of the principal residence of the Subscriber shall be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances.

      ** The Subscriber may determine income by adding to his, her or its adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions or claims for depletion, contributions to an IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

      (c) ENTITIES (CHECK ALL THAT APPLY)

            (i) |_| ENTITY WITH VALUE EXCEEDING $5 MILLION. The Subscriber is a corporation, partnership (general or limited), limited liability company, limited liability partnership or (Massachusetts) business trust which: (1) was not formed for the specific purpose of acquiring the Subscribed Note, and (2) has total assets in excess of $5,000,000.

            (ii) |_| ENTITY COMPRISED OF ACCREDITED INVESTORS. The Subscriber is a corporation, partnership (general or limited), limited liability company, limited liability partnership or (Massachusetts) business trust in which all of the Subscriber's equity owners are "Accredited Investors" as defined above in subsection (i) of this section 2(c).

            (iii) |_| REVOCABLE TRUST. The Subscriber is a revocable trust (also commonly known as a family or living trust) established to facilitate the distribution of the estate of the settlors (grantors): (1) which may be revoked or amended at any time by the settlors (grantors); (2) which passes all tax benefits of investments made by such trust through to the settlors (grantors) individually; and (3) in which all of the settlors (grantors) are Accredited Investors as defined above in subsection (i) of this section 2(c).

            (iv) |_| TRUST WHOSE ASSETS EXCEED $5 MILLION. The Subscriber is a trust that has total assets in excess of $5,000,000, and the person making the investment decision on behalf of the trust has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Subscribed Note.

            (v) |_| FINANCIAL INSTITUTION AS TRUSTEE. The Subscriber is a financial institution which: (1) is a bank, savings and loan association, or other regulated financial institution; (2) is acting in its fiduciary capacity as trustee; and (3) is subscribing for the purchase of the Subscribed Note on behalf of the subscribing trust.

            (vi) |_| EMPLOYEE BENEFIT PLAN (INCLUDING KEOGH PLAN) WITH SELF-DIRECTED INVESTMENTS AND SEGREGATED ACCOUNTS. The Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and: (1) such plan is self directed and provides for segregated accounts; (2) the investment decision to purchase the Subscribed
Note is being made by a plan participant who is an accredited investor as defined above in subsection (i) of this section 2(c); and (3) the investment in the Subscribed Note is being made solely on behalf of such Accredited Investor.

            (vii) |_| EMPLOYEE BENEFIT PLAN (INCLUDING KEOGH PLAN) WITH FINANCIAL INSTITUTION AS TRUSTEE. The Subscriber is an employee benefit plan within the meaning of ERISA, and the decision to invest in the Subscribed Note was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company, or registered investment adviser.

            (viii) |_| EMPLOYEE BENEFIT PLAN (INCLUDING KEOGH PLAN) WITH ASSETS EXCEEDING $5 MILLION. The Subscriber is an employee benefit plan within the meaning of ERISA and has total assets in excess of $5,000,000.

            (ix) |_| TAX EXEMPT 501(C)(3) ORGANIZATION. The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, which organization was not formed for the specific purpose of acquiring the Subscribed Note, and which organization has total assets in excess of $5,000,000.

            (x) |_| BANK. The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act.

            (xi) |_| SAVINGS AND LOAN ASSOCIATION. The Subscriber is a savings and loan association or other institution as defined in Section 3(a)(5)(i) of the Securities Act.

            (xii) |_| INSURANCE COMPANY. The Subscriber is an insurance company as defined in Section 2(14) of the Securities Act.

            (xiii) |_| INVESTMENT COMPANY. The Subscriber is an investment company registered under the Investment Company Act of 1940.

            (xiv) |_| BUSINESS DEVELOPMENT COMPANY. The Subscriber is a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

            (xv) |_| SMALL  BUSINESS  INVESTMENT  COMPANY.  The  Subscriber is a
small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            (xvi) |_| PRIVATE BUSINESS DEVELOPMENT COMPANY. The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

      (xvii) |_| REGISTERED BROKER OR DEALER. The Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

3. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

      The Subscriber and, if the Subscriber is an entity, each of its officers, directors, partners, managers, trustees, beneficial owners, principals and/or agents, hereby represent and warrant to the Company, each of which is deemed to be a separate representation and warranty, as follows:

      (a) RESIDENCE. The Subscriber's permanent legal residence and domicile, if the Subscriber is an individual, or permanent legal executive offices and principal place of business, if the Subscriber is an entity, was and is at the address designated on the cover page of this Subscription Application at both the time of the "offer" and the time of the "sale" of the Subscribed Note to the Subscriber.

      (b) AGE. The Subscriber, if a natural person, is age eighteen (18) or over.

      (c) KNOWLEDGE AND EXPERIENCE; SOPHISTICATION (REGULATION D; BLUE SKY). The Subscriber (together with his, her and/or its Advisors (as defined in subsection
(f) below)) has such knowledge and experience in business, financial and tax matters including, in particular, investing in private placements of securities in companies similar to the Company, so as to enable them to utilize the information made available to them in connection with this offering to: (i) evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto; and (ii) to reasonably be assumed to have the capacity to protect the Subscriber's own interests in connection with the transaction contemplated by this Subscription Application.

      (d) MINIMUM NET WORTH (BLUE SKY). An investment in the Subscribed Note will not exceed ten percent (10%) of the Subscriber's net worth if the Subscriber is an entity, or joint net worth with his or her spouse if the Subscriber is a natural person.

      (e) RECEIPT AND REVIEW OF OFFERING MATERIALS. The Subscriber: (i) has received the Offering Materials; and (ii) has read each of the Offering Materials in its entirety and fully understands the matters discussed therein and the terms of thereof.

      (f) INDEPENDENT REVIEW OF INVESTMENT MERITS; DUE DILIGENCE. During the course of the transactions contemplated by this offering, and before purchasing the Subscribed Note: (i) the Subscriber had the opportunity to engage such investment professionals and advisors including, without limitation, accountants, appraisers, investment, tax and legal advisors (collectively, the "Advisors"), each of whom are independent of the Company and its advisors and agents (including its legal counsel) to: (1) review the terms and conditions of this Subscription Application, the Agreement, and the information and disclosures contained in the Offering Materials; (2) conduct such due diligence review as the Subscriber and/or such Advisors deemed necessary or advisable, and
(3) to provide such opinions as to (A) the investment merits of a proposed investment in the Subscribed Note; (B) the tax consequences of the purchase of the Subscribed Note and the subsequent disposition of the Subscribed Note; and
(C) the effect of same upon the Subscriber's personal financial circumstances, as the Subscriber and/or such Advisors may deem advisable; and (ii) to the extent the Subscriber availed himself, herself or itself of this opportunity, received satisfactory information and answers from such Advisors.

      (g)  OPPORTUNITY  TO ASK  QUESTIONS  AND TO  REVIEW  DOCUMENTS,  BOOKS AND
RECORDS; OPPORTUNITY TO MEET WITH REPRESENTATIVES OF THE COMPANY; FULL SATISFACTION. Without limiting the generality of subsections (e) and (f) above, during the course of the transaction contemplated by this Subscription Application, and before purchasing the Subscribed Note, the Subscriber and/or his, her or its Advisors had the opportunity, to the extent they determined to be necessary or relevant in order to verify the accuracy of the information contained in the Offering Materials and/or to evaluate the merits of an investment in the Subscribed Note: (i) to be provided with financial and other written information about the Company (in addition to that contained in the Offering Materials) to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense; (ii) to meet with representatives of the Company and to ask questions and receive answers concerning the terms and conditions of this Subscription Application, the Offering Materials, an investment in the Subscribed Note, and the business of the Company and its finances; (iii) to review all documents, books and records of the Company; and (iv) to the extent the Subscriber and/or his, her or its Advisors availed themselves of this opportunity, received satisfactory information and answers.

            (h) RISK FACTORS. The Subscriber understands and acknowledges that the purchase of the Subscribed Note involves a number of significant risks and that the Subscriber may lose the Subscriber's entire investment in the Subscribed Note.

      (i) ACCEPTANCE OF INVESTMENT RISKS. The Subscriber understands and acknowledges that: (i) an investment in the Subscribed Note: (1) is a speculative investment with a high degree of risk of loss and the Subscriber must, therefore, be able to presently afford a complete loss of this investment;
(2) the Subscriber must be able to hold the Subscribed Note and any Underlying Shares due to, among other factors, transfer restrictions under applicable law or regulation and/or inadequate trading volume of the Company's common stock; and (3) it may not be possible for the Subscriber to liquidate the Subscribed Note, or any Underlying Shares, in the case of emergency and/or other need and the Subscriber must, therefore, have adequate means of providing for the Subscriber's current and future needs and personal contingencies, and have no need for liquidity in this investment; and (ii) the Subscriber has evaluated the Subscriber's financial resources and investment position in view of the foregoing, and is able to bear the economic risk of an investment in the Subscribed Note.

      (j) NOTE PURCHASED FOR SUBSCRIBER'S OWN ACCOUNT. The Subscriber is purchasing the Subscribed Note: (i) as principal and not by any other person;
(ii) with the Subscriber's own funds and not with the funds of any other person; and (iii) for the account of the Subscriber, and not as a nominee or agent and not for the account of any other person. The Subscriber is purchasing the Subscribed Note for investment purposes only for an indefinite period, and not with a view to the sale or distribution of any part or all thereof, by public or private sale or other disposition. No person other than the Subscriber will have any interest, beneficial or otherwise, in the Subscribed Note, and the Subscriber is not obligated to transfer the Subscribed Note to any other person nor does the Subscriber have any agreement or understanding to do so. The Subscriber understands that the Company is relying in material part upon the Subscriber's representations as set forth in the Agreement and herein for purposes of claiming the "Federal Exemptions" or "Blue Sky Exemptions" (as those are defined in subsection (l) herein), and that the basis for such exemptions may not be presented if, notwithstanding the Subscriber's representations, the Subscriber has in mind merely acquiring the Subscribed Note for resale of such Subscribed Note or any Underlying Shares upon the occurrence or nonoccurrence of some predetermined event, and the Subscriber has no such intention.

      (k) COMPLIANCE WITH INVESTMENT LAWS. The Subscriber has complied with all applicable investment laws and regulations in force relating to the legality of an investment in the Subscribed Note by the Subscriber in any jurisdiction in which he, she or it purchases the Subscribed Note or is otherwise subject, and has obtained any consent, approval or permission required of him, her or it for the purchase of the Subscribed Note under such investment laws and regulations.

      (l) NO REGISTRATION OF UNDERLYING SHARES; NO OBLIGATION TO REGISTER SUBSCRIBED NOTE. The Subscriber understands and acknowledges that: (i) neither the Subscribed Note nor any Underlying Shares have been registered with the Securities and Exchange Commission (the "Commission") under Section 5 of the Securities Act in reliance upon one or more exemptions afforded by the Securities Act and/or rules promulgated by the Commission pursuant thereto which may be selected by the Company in its sole discretion including, without limitation (collectively and severally, the "Federal Exemptions"): (1) Section 4(2) of the Securities Act for private offerings; and (2) Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act for private offerings;
(ii) the Subscribed Note and the Underlying Shares have not been, and will not be, registered or qualified with any applicable state or territorial securities regulatory agency in reliance upon one or more exemptions afforded from registration or qualification afforded under the securities laws of such state or territory (the "Blue Sky Laws") which exemptions may be selected by the Company in its sole discretion (collectively and severally, the "Blue Sky Exemptions"); and (iii) the Company is under no obligation and has no intent to register the Subscribed Note or any Underlying Shares under the Securities Act or the Blue Sky Laws.

            (m) RESALE RESTRICTIONS ON SUBSCRIBED NOTE AND UNDERLYING SHARES PURSUANT TO SECURITIES LAWS. The Subscriber understands and acknowledges that:
(i) should the Company elect to rely upon the exemptions afforded by Rule 506 under Regulation D, the Subscribed Note and the Underlying Shares will be classified, pursuant to Rule 502(d) of Regulation D of the Securities Act, as
"restricted securities" acquired in a transaction under Section 4(2) of the Securities Act, which cannot be sold without registration under the Securities Act or an exemption therefrom such as, by way of example and not limitation: (1)
Section 4(1) of the Securities Act; (2) the so-called "Section 4(1 1/2) Exemption" to the Securities Act which, pursuant to Section 4(1) of the Securities Act, exempts from the provisions of the Securities Act requiring the registration of securities certain "private sales" which are effectuated in a manner similar to private placements by issuers under Section 4(2) of the Securities Act; and (3) Rule 144 and/or Rule 144A to the Securities Act; (ii) if the Subscriber is an "Affiliate" of the Company (as such term is defined below), he, she or it generally will not be able to sell, transfer, assign, or otherwise dispose of the Subscribed Note or any Underlying Shares under Rule 144; (iii) the Company has not complied with, and is under no obligation to comply with, the provisions of Rule 144(c) relative to making certain information concerning the Company "publicly available," and the Subscriber therefore generally will not, assuming he, she or it is a non-Affiliate, be able to sell, transfer, assign or otherwise dispose of the Subscribed Note or any Underlying Shares under Rule 144 for a period of at least one (1) year from the date of the Subscriber's purchase of the Subscribed Note (with the exception of certain transfers to estates and beneficiaries); (iv) should the Company rely upon the exemption afforded by Section 3(a)(11) of the Securities Act and Rule 147 promulgated pursuant thereto for intrastate offerings, the Subscriber will not be able to sell, transfer, assign or otherwise dispose of the Subscribed Note or any Underlying Shares for a period of at least nine (9) months from the date of the last sale by the Company of its securities as part of an offering, including the offering of the Subscribed Note contemplated by this Subscription Application, to any person who is not a resident of the State of California; and
(v) the Subscribed Note and the Underlying Shares will also be subject to applicable state securities laws that may require registration or qualification of the Subscribed Note and Underlying Shares in connection with their resale, unless an exemption from such registration or qualification is available (for example, Section 25014(a) of the California Securities Act exempts from the provisions of Section 25130 of the California Securities Act (which requires qualification of securities) any offer or sale of a security by the bona fide owner thereof for his, her or its own account if the sale: (1) is not accompanied by the publication of any advertisement, and (2) is not effected by or through a broker-dealer in a public offering). In general, an "Affiliate" is defined as a person who is a director or officer of a company, or who directly or indirectly controls a company. As a rule of thumb, ownership of 10% or more of a company's voting stock generally will be deemed to constitute control, while ownership of less than 5% of a company's voting stock will generally not be deemed to constitute control.

            (n) SATISFACTION OF COUNSEL OF COMPANY AS TO TRANSFERS OF SUBSCRIBED NOTE AND UNDERLYING SHARES. The Subscriber understands and acknowledges that:
(i) prior to any sale, transfer, assignment, pledge, hypothecation or other disposition of the Subscribed Note and any Underlying Shares, the Subscriber must either: (1) furnish the Company with a detailed explanation of the circumstances surrounding the proposed disposition; furnish the Company with an opinion of legal counsel (which may be the Company's), in form and substance reasonably satisfactory to the Company and its legal counsel, to the effect that such disposition is exempted from the registration and prospectus delivery requirements under the Securities Act and the securities laws of the state in which the Subscriber is then resident; and legal counsel for the Company shall have concurred in such opinion and the Company shall have advised the Subscriber of such concurrence; or (2) satisfy the Company that a registration statement on Form S-1, Form SB-1, or Form SB-2 under the Securities Act (or any other form appropriate under the Securities Act, or any form replacing any such form) with respect to the Subscribed Note or the Underlying Shares proposed to be so disposed of shall then be effective, and that such disposition shall have been appropriately qualified or registered in accordance with the applicable Blue Sky Laws; and (ii) notwithstanding the foregoing, if in the opinion of counsel for the Company, the Subscriber has acted in a manner inconsistent with the representations and warranties in this Subscription Application or the Agreement, the Company may refuse to transfer the Subscribed Note and any Underlying Shares until such time as counsel for the Company is of the opinion that such transfer: (1) will not require registration of the Subscribed Note or any Underlying Shares under the Securities Act, and registration or qualification of the Subscribed Note or any Underlying Shares under the applicable Blue Sky Laws; or (2) will otherwise comply with the Securities Act or the applicable Blue Sky Laws with respect to the sale or transfer of the Subscribed Note and any Underlying Shares. The Subscriber understands and agrees that the Company may refuse to acknowledge or permit any disposition of the Subscribed Note and any Underlying Shares that is not in all respects in compliance with this Subscription Application, and the Company intends to make an appropriate notation in its records to that effect.

            (o) LEGEND ON CERTIFICATES TO COMPLY WITH SECURITIES LAWS. The Subscriber understands and agrees that the certificates representing the Underlying Shares, if and when issued, shall bear such legend as the Company may deem reasonably necessary or advisable to facilitate compliance with the Securities Act and the securities laws of the state or territory of the Subscriber's residence, including, without limitation, the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION AFFORDED BY THE SECURITIES ACT AND/OR RULES PROMULGATED BY THE COMMISSION PURSUANT THERETO. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE ALSO NOT BEEN REGISTERED OR QUALIFIED (AS THE CASE MAY BE) UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES (THE "BLUE SKY LAWS"), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION (AS THE CASE MAY BE) AFFORDED UNDER SUCH SECURITIES LAWS. NEITHER THE COMMISSION NOR ANY SECURITIES REGULATORY AGENCY OF ANY STATE OR TERRITORY OF THE UNITED STATES HAS REVIEWED OR PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING CONTEMPLATED BY THIS CERTIFICATE, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION.

          THESE SECURITIES ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED, OR OFFERED FOR SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION, WITHIN THE UNITED STATES OR ANY OF ITS TERRITORIES OR TO A UNITED STATES PERSON, UNLESS: (i) THE SECURITIES ARE REGISTERED PURSUANT TO SECTION 5 OF THE SECURITIES ACT AND/OR REGISTERED OR QUALIFIED PURSUANT TO ANY APPLICABLE BLUE SKY LAWS; OR (ii) THE PROPOSED TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE
          REGISTRATION AND QUALIFICATION PROVISIONS OF ANY APPLICABLE BLUE SKY LAWS. AS A RESULT, THESE SECURITIES ARE SUITABLE ONLY FOR CERTAIN SOPHISTICATED AND QUALIFIED INVESTORS WHO CAN BEAR THE FINANCIAL RISK OF AN INVESTMENT IN THESE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

            (p) COMPLETENESS AND ACCURACY OF INFORMATION. All information which the Subscriber has heretofore furnished or furnishes herewith to the Company or its agents is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offer and sale of the Subscribed Note to the Subscriber in particular.

      (q) MATERIAL CHANGES IN INFORMATION. The Subscriber will notify and supply corrective information to the Company immediately upon the occurrence of any material change(s) in any information provided by the Subscriber to the Company occurring prior to the Closing, (as defined in the Agreement), of the purchase by the Subscriber of the Subscribed Note.

      (r) COOPERATION. Within five (5) days after receipt of a request from the Company, the Subscriber will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

      (s) OFFERING REPRESENTATIONS AND COMMUNICATIONS. With the exception of officers, directors and employees of the Company, no person (other than those persons described below) has provided any information (other than the Offering Materials) or made any oral or written representations to the Subscriber and/or his, her or its Advisors, if any, in connection with this offering, which information and/or representations are in any way inconsistent with the information and/or representations made in the Offering Materials.

      If  applicable,   describe  inconsistent  information  or  representations
provided, and identify person providing same:

      (t) RELIANCE UPON OFFERING MATERIALS AND INFORMATION PROVIDED. Except as provided below, in evaluating the suitability of an investment in the Subscribed Note, the Subscriber has not relied upon any representation or other information (oral or written) other than as stated in the Offering Materials, or as contained in documents or answers to questions so furnished to the Subscriber or his, her or its Advisors by the Company.

      If  applicable,   describe  inconsistent  representations  or  information
provided, and identify person providing same:

      (u) NO AWARENESS OF PUBLIC ADVERTISING. With the exception of direct communication to the Subscriber from an officer, director or employee of the Company and/or the provisions of the Offering Materials, and except as otherwise provided below, the Subscriber is unaware of, is in no way relying on, and did not become aware of this offering, through or as a result of any form of public advertising including, without limitation, any advertisement, article, notice, leaflet or other communication (whether published in any newspaper, magazine, or similar media or broadcast over television or radio, or otherwise generally disseminated or distributed).

      If applicable, identify public advertising not consistent with the above representation:

      (v) NO GENERAL SOLICITATION. With the exception of direct communication to the Subscriber by an officer, director or employee of the Company and/or the provisions of the Offering Materials, and except as otherwise provided below, the Subscriber did not subscribe to purchase the Subscribed Note, or become aware of this offering, through or as the result of any public or promotional seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

         If applicable, identify general solicitation not consistent with the above representation:

            (w) |_| PRE-EXISTING RELATIONSHIP WITH COMPANY. The Subscriber, by initialing this box, represents that he, she or it has a pre-existing personal or business relationship* with the Company or any of its managers, officers or controlling persons.

            * The term "pre-existing personal or business relationship" includes any relationship consisting of personal or business contacts of a nature and duration which would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the person with whom the relationship exists.

            (x) INVESTMENT KNOWLEDGE. Does Subscriber believe that he/she/it has sufficient knowledge and experience in financial and business matters so that he/she/it is capable of evaluating the merits or risks of this investment? |_|Yes |_|No

            WHEREFORE, the Subscriber, as of the date set forth below, is deemed to have executed this Subscription Application in the City of _________________, County of _________________, State of ________________________.



                         SUBSCRIBER:


                         By:
                            ----------------------------------------------------
                               (Signature)

                         Print Name:
                                    --------------------------------------------

                         Print Title:
                                     -------------------------------------------

                         Date:
                              --------------------------------------------------

                                    EXHIBIT A


                           CONVERTIBLE PROMISSORY NOTE

                                    EXHIBIT B


                             NOTE PURCHASE AGREEMENT

                                    EXHIBIT C


                                     WARRANT

                                    EXHIBIT D

                                  RISK FACTORS

An investment in securities (the "Securities") of United Heritage Corporation ("Company") involves certain risks. Accordingly, prospective purchasers should carefully consider the following:

GENERAL BUSINESS RISKS.

      Dependence on Existing Management. The success of the Company will depend to a great extent on the efforts of Walter G. Mize, Chairman and Chief Executive Officer, who is primarily responsible for the management of the Company's daily operations. The loss or interruption of the services of Mr. Mize could have a material adverse effect upon the Company's business operations and prospects. The Company does not own any life insurance on the life of its key management persons, nor do such persons currently have an employment agreement with the Company.

      Licensing and Regulation. The Company's business may be subject to licensing and regulation by numerous federal, state and local governmental agencies. Although management believes that it is currently in compliance with all of such licensing requirements and regulations, a finding that the Company has failed to comply with one or more of such licensing requirements or regulations could adversely impact the operations and future profitability of the Company.

      Operating Losses. The Company has sustained operating losses for the past three fiscal years of $884,898 in fiscal 2003, $1,374,313 in fiscal 2002 and $855,325 in fiscal 2001. It has relied on cash from the sale of non-performing assets and the sale of capital stock to continue operations. If the Company does not become profitable, it is unlikely that it can continue to receive new capital to continue operations.

RISKS ASSOCIATED WITH OIL AND GAS INDUSTRY

      Current Oil and Gas Markets. There is substantial uncertainty as to the prices at which natural gas and oil produced by the Company may be sold, and it is possible that under some market conditions the production and sale of oil and gas from some or all of the Company's wells may not be economical. The availability of a ready market for oil and gas and the prices obtained for oil and gas depend upon numerous factors beyond the control of the Company, including competition from other natural gas and oil suppliers and national and international economic and political developments. The Company is not subject to any gas price controls. Future changes in regulations may have an effect on the Company's operations.

      Reliance on Estimates of Reserves and Future Net Revenues; Depletion of Reserves; Price Volatility. There are numerous uncertainties inherent in estimating quantities of reserves and in projecting rates of production and timing of development expenditures, including many factors beyond the control of the producer. For purposes of this Subscription Application, "reserves" shall mean the estimated quantity of oil or gas that is below the surface of leases owned by the Company and recoverable by known means. Any reference to reserves in this Subscription Application represent only estimates. Any estimates of future net revenues from reserves of the Company and the present value thereof are based on certain assumptions about future production levels, prices, and costs that may not prove to be correct over time, even if the reserves become proved. The rate of production from oil and gas properties declines as reserves are depleted. Except to the extent the Company acquires additional properties containing reserves, conducts successful exploration and development activities or, through engineering studies, identifies additional behind-pipe zones and secondary recovery reserves, the reserves of the Company will decline as reserves are produced. Future oil and gas production is therefore highly dependent upon the Company's level of success in acquiring or finding additional amounts of oil and gas. Oil and gas prices may be quite volatile, depending on numerous factors, including steps taken by the Organization of Petroleum Exporting Countries ("OPEC"), tensions in the Middle East and weather conditions.

      Risks of Oil and Gas Activities. Significant risks are inherent in the oil and gas business, including the drilling of dry and unsuccessful wells, operating hazards and uninsured risks, intense competition for attractive properties, governmental regulations, volatile prices and other uncontrollable factors. Furthermore, oil and gas drilling is speculative. The possibility always exists that wells drilled will be nonproductive. Even wells that are completed may not produce enough natural gas or oil to pay out.

      Development Risks. Development drilling activities are subject to much greater risks of failure than those associated with the ownership of producing properties. The drilling of development wells, although generally consisting of drilling in areas where there is believed to be the presence of oil and gas, may result in dry holes or the failure to produce oil and gas in commercial quantities. The drilling of development wells also involves the risk that unusual or unexpected formations and pressures will be encountered, and other conditions will exist, that could result in the Company incurring substantial losses as well as liabilities to third parties or governmental entities.

      Operating Hazards and Uninsured Risks. The Company's operations will be subject to all risks inherent in the development and production of oil and gas, including such natural hazards as blowouts, cratering and fires, which could result in damage or injury to, or destruction of, formations, producing facilities or other property, or could result in personal injury, loss of life or pollution of the environment. Any such event could result in substantial loss to the Company which could have a material adverse effect upon the financial condition of the Company. It is anticipated that the Company will be required to pay its proportionate share of the premiums for insurance provided by the operator and will be named as an insured under the policies. However, the Company may not be fully insured against all risks, either because such insurance is not available or because of premium costs. The Company has purchased and plans to maintain additional insurance in the form of an umbrella policy to protect it against uninsured risks or amounts in excess of the insurance carried under its primary policies or by another operator. Although such operational risks and hazards may be to some extent minimized, no combination of experience, knowledge and scientific evaluation can eliminate the risk of investment or assure a profit to any company engaged in oil and gas operations.

      Competition and Markets. The oil and gas business is highly competitive and has few barriers to entry. The Company will be competing with other oil and gas companies and investment partnerships in search for, and obtaining of, future desirable prospects, the securing of contracts with third parties for the development of oil and gas properties, the contracting for the purchase or rental of drilling rigs and other equipment necessary for drilling operations, and the purchase of equipment necessary for the completion of wells, as well as in the marketing of any oil and gas which may be discovered. Many of the Company's competitors are larger than the Company and have substantially greater access to capital and technical resources than does the Company and may therefore have a significant competitive advantage. Many of the Company's competitors are capable of making a greater investment in a given area than is the Company, although large and small companies alike are subject to the economics of cost effectiveness. The prices at which the Company will be able to sell any oil or gas production will have a substantial effect on its earnings, if any.

      Industry Conditions. In recent decades, there have been periods of worldwide overproduction and underproduction of hydrocarbons as well as periods of increased and relaxed energy conservation efforts. Such conditions have resulted in periods of excess supply of, and reduced demand for, crude oil on a worldwide basis and natural gas on a domestic basis. These periods have been followed by periods of short supply of, and increased demand for, crude oil and, to a lesser extent, natural gas. The excess or short supply of crude oil and natural gas has placed pressures on prices and has resulted in dramatic price fluctuations.

      Regulation; General. Oil and gas exploration, production and related operations are subject to extensive rules and regulations promulgated by federal and state agencies. Failure to comply with such rules and regulations can result in substantial penalties. The regulatory burden on the oil and gas industry will increase the Company's cost of doing business and will affect its profitability. Because such rules and regulations are frequently amended or interpreted, the Company is unable to predict the future cost or impact of complying with such laws.

      In Texas, where the Company's oil and gas properties are located, such regulation is by the Texas Railroad Commission. This agency has been granted broad regulatory and enforcement powers which are likely to create additional financial and operational burdens on gas and oil operations like those of the Company. Texas also has in place other pollution and environmental control laws.

      The Company, to its knowledge, is currently in compliance with the applicable regulations.

      Environmental Regulation. The Company is subject to numerous laws and regulations governing the discharge of materials into the environment or otherwise relating to environmental protection. These laws and regulations may require the acquisition of a permit before drilling commences, restrict the types, qualities and concentration of various substances that can be released into the environment in connection with drilling and production activities, limit or prohibit drilling activities on certain lands lying within wilderness, wetlands and other protected areas, and impose substantial liabilities for pollution resulting from the Company's operations. Moreover, the recent trend toward stricter standards in environmental legislation and regulation is likely to continue. For instance, legislation has been proposed in Congress from time to time that would reclassify certain oil and gas production wastes as "hazardous wastes," which reclassification would make such wastes subject to much more stringent handling, disposal and clean-up requirements. If such legislation were to be enacted, it could have a significant impact on the operating costs of the Company, as well as the oil and gas industry in general. It is not anticipated that the Company will be required in the near future to expend amounts that are material in relation to its total capital expenditure program by reason of environmental laws and regulations, but because such laws and regulations are frequently changed, the Company is unable to predict the ultimate cost of such compliance.

      The Company, to its knowledge, is currently in compliance with the applicable environmental regulations.

      Environmental Risks and Liability. There are numerous natural hazards involved in the drilling of wells, including unexpected or unusual formations, pressures, blowouts involving possible damages to property and third parties, surface damages, bodily injuries, damage to and loss of equipment, reservoir damage and loss of oil or gas. Uninsured liabilities may result in the loss of Company assets and may create theoretically unlimited liability for the Company. Oil ad gas operations present risks of environmental contamination from drilling operations and leakage from oil field storage or transportation facilities. The Company may be subject to liability for pollution, abuses of the environment and other, similar damages. Although the Company will maintain insurance coverage in amounts the Company believes are adequate, it is possible that insurance coverage may exclude risks such as environmental contamination, may be insufficient or subject to reduction or cancellation in the future. In such event, the Company's assets may have to be utilized to pay costs of controlling blowouts, replacing destroyed equipment, personal injury, property damage and environmental contamination claims.

      Furthermore, oil and gas activities can result in liability under federal, state and local environmental regulations for activities involving, among other things, water pollution and hazardous waste transportation, storage and disposal. Such liability can attach not only to the operator of record of a well but also to other parties that may be deemed to be current or prior operators or owners of a well or the equipment involved.